UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2010
Date of Report (Date of earliest event reported)

China Premium Lifestyle Enterprise, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-120807	11-3718650
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

10/F, Wo Kee Hong Building
585-609 Castle Peak Road
Kwai Chung, N.T. Hong Kong
(Address of principal executive offices)
(Zip Code)

(852) 2954-2469
Registrant’s telephone number, including area code

                N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K, the terms “we,” “us,” “our” and the “Company” mean China Premium Lifestyle Enterprise, Inc., a Nevada corporation, and our consolidated subsidiaries, taken together as a whole.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 20, 2010, our management concluded that our audited financial statements for the years ended December 31, 2006, 2007 and 2008, and our unaudited interim financial statements for the periods ended March 31, 2006 through September 30, 2009, should not be relied upon primarily because certain corporate actions taken by the Company’s prior management and majority shareholders were approved in a manner that contravened our bylaws and resulted in the invalid issuance of shares of our capital stock.  These various matters made the financial statements inaccurate in connection with, among other things, the effect of the share exchange transaction among the Company, Fred De Luca, Corich Enterprises, Inc., a British Virgin Islands corporation, Herbert Adamczyk and Technorient Limited, a Hong Kong corporation, that closed on September 5, 2006.

These errors, which were previously unknown to our current management, were discovered during the pendency of the Company’s recent federal court action for breach of contract, fraud, conversion and breach of fiduciary duty against, among others, members of the Company’s prior management and majority shareholders.  The action, styled China Premium Lifestyle Enterprise, Inc. v. Happy Emerald Limited, et al., was settled effective March 1, 2010.

As a result of having discovered these errors, and in connection with the settlement of the federal court action, our management concluded that certain restatements should be made to the Company’s consolidated balance sheets and the related statements of operations, stockholders’ equity and comprehensive income (loss) for the periods specified above.  The Board of Directors unanimously approved, authorized and directed the restatement of the audited financial statements for the years ended December 31, 2006, 2007 and 2008 and the unaudited interim financial statements for the periods ended March 31, 2006 through September 30, 2009 and the filing of this Current Report on Form 8-K.  We have discussed the above with our independent accountants.  We will file amended annual reports on Form 10-K and quarterly reports on Form 10-Q for the periods specified above, which will contain restated financial statements, as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA PREMIUM LIFESTYLE ENTERPRISE, INC.

Dated: April 20, 2010	By:	/s/ Joseph Tik Tung Wong
Joseph Tik Tung WONG
Chief Financial Officer